                                                                  Exhibit (d)(2)

                                 Amended Annex A


The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Variable Insurance Trust and each of the undersigned shall be as follows:

Goldman Sachs Asset Management                                   Annual Rate (%)
------------------------------                                   ---------------

Goldman Sachs High Yield Fund                                               0.70
Goldman Sachs Growth and Income Fund                                        0.75
Goldman Sachs CORE Large Cap Growth Fund                                    0.70
Goldman Sachs Mid Cap Equity Fund                                           0.80
Goldman Sachs CORE Small Cap Equity Fund                                    0.75
Goldman Sachs CORE U.S. Equity Fund                                         0.70
Goldman Sachs Capital Growth Fund                                           0.75
Goldman Sachs CORE Large Cap Value Fund                                     0.70
Goldman Sachs CORE International Equity Fund                                0.85
Goldman Sachs Short Duration Government Fund                                0.55

Goldman Sachs Asset Management International
--------------------------------------------

Goldman Sachs Global Income Fund                                            0.90
Goldman Sachs International Equity Fund                                     1.00

Dated: January 22,1999.

                                     GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                           By: [signature illegible]
                                               ---------------------------
                                        Title:
                                               ---------------------------

                                     GOLDMAN  SACHS ASSET MANAGEMENT,
                                          a division of Goldman, Sachs & Co.

                                           By:  [signature illegible]
                                               ---------------------------
                                        Title:
                                               ---------------------------

                               GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL,
                                    an affiliate of Goldman, Sachs & Co.

                                           By:     [signature illegible]
                                               ---------------------------
                                        Title:
                                               ---------------------------


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